EXHIBIT 99.2

                                SECOND AMENDMENT
                               TO RIGHTS AGREEMENT
                               -------------------

         THIS SECOND AMENDMENT TO RIGHTS AGREEMENT (this "Amendment") is made as of the 28th day of August, 1998, by and among BINKS SAMES CORPORATION, a Delaware corporation (the "Company"), and HARRIS TRUST AND SAVINGS BANK, a national banking association, (the "Rights Agent") at the Company's direction.

                               W I T N E S E T H:

         WHEREAS, the Company and the Rights Agent have entered into that certain Rights Agreement dated February 2, 1990 and Amended January 21, 1991 (the "Agreement");
         WHEREAS, on February 2, 1990 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company authorized and declared a dividend distribution of one Right for each share, of the Company (the "Common Stock") outstanding at the close of business on February 13, 1990 (the "Record Date"), and has authorized the issuance of one Right (as such number may be hereinafter adjusted pursuant to Section 11(i) of the Agreement) for each share of Common Stock of the Company issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date and, in certain circumstances, provided in Section 22 of the Agreement, after the Distribution Date, each Right initially representing the right to purchase one share of Common Stock upon the terms and subject to the conditions hereinafter set forth (the "Rights"); and

         WHEREAS, on January 21, 1991, the Board of Directors determined to amend and restate the Agreement and directed the Rights Agent to enter into an Amendment and Restatement.

         WHEREAS, on August 27, 1998, the Board of Directors determined to amend the Agreement and directed the Rights Agent to enter into this Amendment.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein and for the purpose of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

         1. INCORPORATION OF THE AGREEMENT. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Agreement, and the Agreement to the extent not inconsistent with this Amendment is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth herein, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall

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                  remain in full force and effect and its provisions shall be binding on the parties hereto.

         2. AMENDMENT OF THE AGREEMENT. The Agreement is hereby amended as follows:

         a. The definition of "Acquiring Person" in Section 1 is hereby amended and restated to read in its entirety as follows:

                           "Acquiring Person" shall mean any Person who or
                  which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the
                  Company: provided, however, that a Person (a "Passive Holder") shall not become an Acquiring Person if, solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of Common Stock by the Company, such Passive Holder, together with all Affiliates and Associates of such Passive Holder after such repurchase, becomes the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, unless and until such time as such Passive Holder or any Affiliate or Associate of such Passive Holder becomes the Beneficial Owner of any additional shares of Common Stock or any other Person who is the Beneficial Owner of any shares of Common Stock becomes an Affiliate or Associate of such Passive Holder, such that, after giving effect to such additional shares or the shares beneficially owned by such other Person, such Passive Holder, together with all Affiliates and Associates of such Passive Holder, is the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding; provided further, however, that Illinois Tool Works, Inc., a Delaware corporation (hereinafter referred to as "ITW") shall not be deemed to be an Acquiring Person.

         b. The definition of "Adverse Person" in Section 1 is hereby amended to read in its entirety as follows:

                           "Adverse Person" shall mean any Person declared to be
                  an Adverse Person by the Board of Directors upon determination that the criteria set forth in Section 11(a)(ii)(D) apply to such Person; provided, however, that the Board of Directors shall not declare any Person (an "Existing Holder") who, on the Record Date, together with all Affiliates and Associates of such Existing Holder, is the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding to be an Adverse Person as long

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                  as such Existing Holder or any Affiliate or Associate of such
                  Existing Holder does not become the Beneficial Owner of additional shares of Common Stock or any other Person who is the Beneficial Owner of any shares of Common Stock does not become an Affiliate or Associate of such Existing Holder, such that, after giving effect to such additional shares or the shares beneficially owned by such other Person, such Existing Holder, together with all Affiliates and Associates of such Existing Holder is the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding; provided, further, that the Board of Directors shall not declare any Passive Holder (which term shall include any Existing Holder) to be an Adverse Person if, solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of Common Stock by the Company, such Passive Holder, together with all Affiliates and Associates of such Passive Holder after such repurchase, becomes the Beneficial Owner of 10% or more (15% or more, in the case of any Existing Holder) of the shares of Common Stock then outstanding, as long as such Passive Holder or any Affiliate or Associate of such Passive Holder does not become the Beneficial Owner of any additional shares of Common Stock or any other Person who is the Beneficial Owner of any shares of Common Stock does not become an Affiliate or Associate of such Passive Holder, such that, after giving effect to such additional shares or the shares beneficially owned by such other Person, such Passive Holder, is the Beneficial Owner of 10% or more (15% or more, in the case of any Existing Holder) of the shares of Common Stock then outstanding; provided further however, that ITW shall not be deemed an Adverse Person.

                  (c) The definition of "Triggering Event" in Section 1 is hereby amended to read in its entirety as follows:

                           "Triggering Event" shall mean any Section 11 Event or
                  any Section 13 Event; provided, however, the transactions contemplated by that certain Agreement of Purchase and Sale of Assets and Stock between the Company and ITW shall not be considered a Triggering Event.

         3. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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         4.                HEADINGS. Paragraph headings in this Agreement are
                  included herein for convenience of reference only, and shall not constitute a part of this Amendment for any other purpose.

         5. ENTIRE AGREEMENT. The Agreement, as amended by this Amendment embodies the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings, whether oral or written, between the parties hereto relating to the subject matter hereof.

         6. EFFECTUATION. The amendments to the Agreement contemplated by this Amendment shall be deemed effective immediately upon the full execution of this Amendment. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

                           [SIGNATURE PAGE TO FOLLOW]

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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year specified at the beginning hereof.

                                             BINKS SAMES CORPORATION

                                             By: /s/ Jeffrey W. Lemajeur
                                                --------------------------------
                                             Its: Chief Financial Officer
                                                  ------------------------------

                                             HARRIS TRUST AND SAVINGS BANK

                                             By: /s/ Todd C. Shafer
                                                 -------------------------------
                                             Its:  Vice President
                                                 -------------------------------